Supplement, dated July 19, 2007, to the
                        Prospectus, dated March 1, 2007,
                                       for
                        Seligman Global Fund Series, Inc.
                                 (the "Series")


Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Series' Prospectus.

Effective August 1, 2007, Matthew D. Hudson, CFA will assume lead portfolio management responsibilities with respect to Seligman Global Growth Fund. Andrew
S. Offit, CPA, and Jean-Marc Berteaux will continue to be involved in portfolio management and securities analysis for Seligman Global Growth Fund. In connection with this change, the Series' Prospectus is revised as follows:

The fourth and fifth paragraphs under the heading "Principal Investment Strategies" of Seligman Global Growth Fund on page 7 of the Series' Prospectus (page 6 of the Class I Prospectus) are superseded and replaced with the following:

The Fund uses an investment process that emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

o Accelerating fundamentals or earnings growth with consideration paid to valuations

o     Quality management

o     Strong possibility of multiple expansion

o     Unique competitive advantages (e.g., market share, proprietary products)

o     Potential for improvement in overall operations

The section entitled "Portfolio Management - Seligman Global Growth Fund and Seligman International Growth Fund" on page 28 of the Series' Prospectus (page 22 of the Class I Prospectus) is superseded and replaced with the following:

Seligman Global Growth Fund

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, serves as portfolio manager of the Fund effective August 1, 2007 and has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

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Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of
Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined the firm as an investment professional in 2001.

Seligman International Growth Fund

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined the firm as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).